File Number 2-28097
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP
OF FUNDS, INC. PROSPECTUS DATED
APRIL 1, 2002.


This information reflects changes
to the Prospectus.

Effective June 17, 2002, SSgA Funds
Management, Inc. ("SsgA") replaced
Vontobel USA Inc. as Fund Manager of
the International Growth Fund.  SSgA's
address is Two International Place,
Boston, MA 02110.

SSgA is affiliated with State Street
Global Advisors, which was established
in 1978.  As of December 31, 2001, SSgA
had $57 billion in assets under management.
Usual investment minimum is $20 million.

Day-to-day management of the
International Growth Fund is performed
by an investment management team.

June 17, 2002